SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 18, 2005

DRESSER, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-60778	75-2795365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15455 Dallas Parkway, Suite 1100

Addison, Texas 75001

(Address of principal executive offices) (zip code)

(972) 361-9800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Material Definitive Agreement

On March 18, 2005 Dresser, Inc. (the “Company”) entered into an amendment and waiver (“Amendment No. 8”) to its Credit Agreement dated as of April 10, 2001, as amended by Amendments No. 1 through 7 thereto and as modified by the Consent dated as of June 3, 2004 (as amended and modified, the “Credit Agreement”), among the Company, D.I. Luxembourg S.A.R.L., DEG Acquisitions, LLC, Dresser Holdings, Inc., the Subsidiary Guarantors party to the Credit Agreement and the lenders under the Credit Agreement. Amendment No. 8 amends certain financial covenants under the Company’s senior secured credit facility. It also extends to May 30, 2005, the Company’s deadline for providing its senior lenders with audited financial statements for the year ended December 31, 2004, and revised audited financial statements, to the extent that financial statements for the years ended 2001, 2002 or 2003 are required to be restated in connection with the preparation of the 2004 financial statements. Amendment No. 8 also waives any default or event of default relating in any respect to the re-audit, revision or restatement of any financial statement delivered to the lenders under the Credit Agreement prior to March 18, 2005, including any default or event of default relating in any respect to any errors contained in such financial statements.

In addition, on March 18, 2005, the Company entered into a consent and waiver (the “Consent”) to its Senior Unsecured Term Loan Agreement, dated as of March 1, 2004, among the Company, D.I. Luxembourg S.A.R.L., DEG Acquisitions, LLC, Dresser Holdings, Inc., the Subsidiary Guarantors party to the Senior Unsecured Term Loan Agreement, and the lenders named therein. The Consent extends to May 30, 2005, the Company’s deadline for providing its lenders under the Term Loan Agreement with audited financial statements for the year ended December 31, 2004 and extends to June 29, 2005, the Company’s deadline for providing these lenders with unaudited financial statements for the fiscal quarter ended March 31, 2005. The Consent also waives any default or event of default relating in any respect to the re-audit, revision or restatement of any financial statement delivered to the lenders under the Credit Agreement prior to March 18, 2005, including any default or event of default relating in any respect to any errors contained in such financial statements.

Item 9.01.	Financial Statements and Exhibits

(a)	Exhibits

4.1	Consent and Waiver under the Senior Unsecured Term Loan Agreement, dated March 18, 2005, among Dresser, Inc., D.I. Luxembourg S.A.R.L., DEG Acquisitions, LLC, Dresser Holdings, Inc., the Subsidiary Guarantors party to the Senior Unsecured Term Loan Agreement, and the Lenders named therein.

4.2	Amendment No. 8 to the Credit Agreement dated March 18, 2005 among Dresser, Inc., D.I. Luxembourg S.A.R.L., DEG Acquisitions, LLC, Dresser Holdings, Inc., the Subsidiary Guarantors party to the Credit Agreement and the Lenders named therein.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2005

Dresser, Inc.

/s/ PATRICK M. MURRAY
Patrick M. Murray
Chief Executive Officer and Chairman of the Board

/s/ JAMES A. NATTIER
James A. Nattier
Executive Vice President and Chief Financial Officer

/s/ THOMAS J. KANUK
Thomas J. Kanuk
Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Consent and Waiver under the Senior Unsecured Term Loan Agreement, dated March 18, 2005, among Dresser, Inc., D.I. Luxembourg S.A.R.L., DEG Acquisitions, LLC, Dresser Holdings, Inc., the Subsidiary Guarantors party to the Senior Unsecured Term Loan Agreement, and the Lenders named therein.

4.2	Amendment No. 8 to the Credit Agreement dated March 18, 2005 among Dresser, Inc., D.I. Luxembourg S.A.R.L., DEG Acquisitions, LLC, Dresser Holdings, Inc., the Subsidiary Guarantors party to the Credit Agreement and the Lenders named therein

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